                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 21, 2004



                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                                     0-20159
                            (Commission File Number)



                         OHIO                            31-1073048
           (State or other jurisdiction of              (IRS Employer
                    incorporation)                    Identification No.)



      323 CROGHAN STREET, FREMONT, OHIO                     43420
   (Address of principal executive offices)              (Zip Code)



                                 (419) 332-7301
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 7 - Financial Statements and Exhibits

    (a)  None required.

    (b)  None required.

    (c)  Exhibits.

                 Exhibit Number                       Description
                 --------------                       -----------

                       99                 Press Release dated January 21, 2004



Item 12 - Results of Operations and Financial Condition

On January 21, 2004, Croghan Bancshares, Inc. issued a press release announcing its earnings for 2003. Croghan also announced that its Board of Directors authorized a repurchase program in which up to 5% of Croghan's outstanding common shares may periodically be repurchased in the open market during the six-month period commencing February 1, 2004. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CROGHAN BANCSHARES, INC.
                                                   (Registrant)


Date:   January 21, 2004                 By:  /s/ Steven C. Futrell
                                              ----------------------------------
                                              Steven C. Futrell, President & CEO

                                INDEX TO EXHIBITS




                 Exhibit Number                       Description
                 --------------                       -----------

                       99                 Press Release dated January 21, 2004